Exhibit 10.2

ARTICLES OF MERGER

of

SEQUIAM SOFTWARE, INC.
a California corporation

and

SEQUIAM SPORTS, INC.
a Delaware corporation

and

CONSTELLATION BIOMETRICS CORPORATION,
FINGERPRINT DETECTION TECHNOLOGIES, INC.,
SEQUIAM EDUCATION, INC.,
SEQUIAM BIOMETRICS, INC.
each a Florida corporation

The following Articles of Merger are being submitted in accordance with Section 607.1105, Florida Statutes.

FIRST: The name, principal address, jurisdiction and entity type of each merging corporation is as follows:

Name and Street Address	Jurisdiction	Entity Type

SEQUIAM SOFTWARE, INC. 300 Sunport Lane Orlando, Florida 32809 California Document / Registration Number: C2377290	California	Corporation
SEQUIAM SPORTS, INC. 300 Sunport Lane Orlando, Florida 32809 Delaware Document / Registration Number: 3172165	Delaware	Corporation
CONSTELLATION BIOMETRICS CORPORATION 300 Sunport Lane Orlando, Florida 32809 Florida Document / Registration Number: P04000166991	Florida	Corporation
FINGERPRINT DETECTION TECHNOLOGIES, INC. 300 Sunport Lane Orlando, Florida 32809 Florida Document / Registration Number: P03000079719	Florida	Corporation
SEQUIAM EDUCATION, INC. 300 Sunport Lane Orlando, Florida 32809 Florida Document / Registration Number: P03000060330	Florida	Corporation

SECOND:  The exact name, principal address, jurisdiction and entity type of the surviving corporation is as follows:

Name and Street Address	Jurisdiction	Entity Type

SEQUIAM BIOMETRICS, INC. 300 Sunport Lane Orlando, Florida 32809 Florida Document / Registration Number: P03000045341	Florida	Corporation

THIRD: The attached Agreement and Plan of Merger meets the requirements of Sections 607.1104, 607.1105 and 607.1107, Florida Statutes, and was approved by each domestic corporation that is a party to the merger in accordance with Chapter 607, Florida Statutes.

FOURTH: The merger is permitted under the respective laws of all applicable jurisdictions and is not prohibited by the agreement of any corporation that is a party to the merger.

FIFTH: The merger shall be effective on the date the Article of Merger are filed with the Florida Secretary of State.

SIXTH: The Agreement and Plan of Merger was approved and adopted by all of the members of the boards of directors of each of the surviving corporation, the merging corporations and the shareholders of each of the surviving and merging corporations, by written consents, each dated as of January 25, 2008 in accordance with the provisions of the Act, Delaware law and California law, as applicable.

SEVENTH: Signatures follow on the next page, and comply with the laws of each party’s applicable jurisdiction.

SEQUIAM SOFTWARE, INC.,
a California corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

SEQUIAM SPORTS, INC.,
a Delaware corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

CONSTELLATION BIOMETRICS CORPORATION, a Florida corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

FINGERPRINT DETECTION TECHNOLOGIES, INC., a Florida corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

SEQUIAM EDUCATION, INC.
a Florida corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

SEQUIAM BIOMETRICS, INC.
a Florida corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________